                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                   PASADENA INVESTMENT TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         Schedule 14A; 33-1922; 811-4506
         -----------------------------------------------------------------------
     (3) Filing Party:
         Pasadena Investment Trust
         -----------------------------------------------------------------------
     (4) Date Filed:
         July 3, 1997
         -----------------------------------------------------------------------

(Date)                               [LETTERHEAD]

Dear Pasadena Group of Mutual Funds Shareholder:

    We are very pleased that Pasadena Capital Corporation, parent company of Roger Engemann Management Co., Inc., the manager of the Pasadena Funds, has signed a letter of agreement to be acquired by Phoenix Duff & Phelps Corporation. We feel this new relationship will enable us to bring to our shareholders better and expanded services, lower operating costs, and a wider choice of investment opportunities for meeting financial goals.

    At a special meeting of shareholders, you will have an opportunity to effectively vote on the change of ownership by approving new advisory agreements. You are also being asked to vote on two other issues which are outlined in detail in the attached proxy statement. The meeting will take place at 600 North Rosemead Boulevard, Pasadena, California on (date) at 10:00 a.m. Pacific Time.

    THE BOARD OF DIRECTORS OF THE PASADENA GROUP OF MUTUAL FUNDS HAS UNANIMOUSLY DETERMINED THAT THE PROPOSALS YOU WILL VOTE ON ARE IN THE BEST INTERESTS OF ALL SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS. WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

    Thank you for your vote and for your continued support.

Sincerely,

Roger Engemann
CHAIRMAN OF THE BOARD

NOTICE OF SPECIAL MEETING         600 North Rosemead Boulevard
OF SHAREHOLDERS                Pasadena, California 91107-2133
AUGUST 28, 1997

PASADENA INVESTMENT TRUST
PASADENA GROWTH FUND
PASADENA NIFTY FIFTY FUND
PASADENA BALANCED RETURN FUND
PASADENA GLOBAL GROWTH FUND
PASADENA SMALL & MID-CAP GROWTH FUND
PASADENA VALUE 25 FUND

    A Special Meeting of Shareholders of each of the above referenced Funds (each a "Fund") will be held at 600 North Rosemead Boulevard, Pasadena, California on Thursday, August 28, 1997 at 10:00 a.m. (local time) for the following purposes:

    1. To approve new investment management agreements to take affect upon the acquisition of Roger Engemann Management Company, Inc. by Phoenix Duff & Phelps Corporation.

    2. To elect Barry E. McKinley to continue to serve as a Trustee to the Board of Trustees.

    3. To ratify the selection of Price Waterhouse LLP, independent accountants, to audit financial statements of the Funds.

    4. To transact such other business as may properly come before the Meeting, or any adjournments thereto.

    Shareholders of record at the close of business on June 16, 1997 are entitled to notice of and to vote at the Meeting. Each Fund is a series of Pasadena Investment Trust, a Massachusetts business trust, and they are referred to herein collectively as Pasadena Funds.

Roger Engemann

CHAIRMAN AND PRESIDENT

July 14, 1997

PROXY STATEMENT
FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 28, 1997

THE PASADENA INVESTMENT TRUST
PASADENA GROWTH FUND
PASADENA NIFTY FIFTY FUND
PASADENA BALANCED RETURN FUND
PASADENA GLOBAL GROWTH FUND
PASADENA SMALL & MID-CAP GROWTH FUND
PASADENA VALUE 25 FUND

INTRODUCTION

    This proxy statement is solicited by the Board of Trustees (the "Board") of the Pasadena Funds for voting at the special meeting of shareholders of each Fund named above to be held at 10:00 a.m. (local time) on Thursday, August 28, 1997, at 600 North Rosemead Boulevard, Pasadena, California and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement was first mailed to shareholders on or about July 14, 1997.

    Each share of the Pasadena Funds is entitled to one vote on each matter submitted to a vote of the shareholders at the Meeting. No shares have cumulative voting rights.

    Each valid proxy will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR Proposal 1, FOR the election of Mr. McKinley who has been nominated to continue to serve as a Trustee for the Fund and FOR Proposal 3. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

THE SHAREHOLDERS OF EACH FUND ARE BEING ASKED TO VOTE UPON THREE PROPOSALS

    Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. The term "majority of the outstanding voting securities" for each Fund as defined in the 1940 Act means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Proposal 2 (election of Mr. McKinley to continue to serve as a Trustee) requires a plurality vote of the shares of the Pasadena Funds. Therefore, the nominee receiving the largest number of votes will be elected. This means Mr. McKinley must receive more votes than any other nominee. The Board of Trustees of the Pasadena Funds currently is not aware of any other nominee. Proposal 3 requires the affirmative vote of a simple majority of the shares of the Pasadena Funds voted at the meeting. This means more than 50% of the votes cast at the meeting (either in person or by proxy) is needed to pass Proposal 3. On Proposal 1 each Fund will vote separately. On Proposal 2 and Proposal 3, the shareholders of the Funds will vote in the aggregate and not by Fund.

    The Agreement and Declaration of Trust of the Pasadena Funds provides that the presence at a shareholder meeting in person or by proxy of at least forty percent (40%) of the shares of the Pasadena Funds (or series) entitled to vote constitutes a quorum. Thus, the meeting for the Pasadena Funds (or series) could not take place on its scheduled date if less than forty percent of the shares of the Pasadena Funds (or series) were represented. If, by the time scheduled for the meeting, a quorum of shareholders of the Pasadena Funds (or series) is not present or if a quorum is present but sufficient votes in favor of any of the Proposals are not received, the meeting may be held for the purposes of voting on those proposals for which sufficient votes have been received and the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to any proposals for any Fund for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment those proxies required to be voted against any such proposal.

    The Meeting is scheduled as a joint meeting of the respective shareholders of all Pasadena Funds because the shareholders of all Pasadena Funds will consider and vote on essentially the same matters. The Board has determined that the use of a joint proxy statement for the Meeting is in the best interest of each of the Fund's shareholders.

    In tallying shareholder votes, abstentions and "broker non-votes" (i.e. shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter because it is a non-routine matter) will be counted for purposes of determining whether a quorum is present for the conduct of business at the Meeting. However, broker non-votes do not constitute votes for or against any proposal, do not constitute an abstention, and will be disregarded in determining votes cast. Broker non-votes are not likely to be relevant to this meeting because all three proposals involve matters that are considered routine and within the discretion of brokers to vote if no customer instructions are received.

THE BOARD OF TRUSTEES OF THE PASADENA FUNDS RECOMMENDS THAT YOU VOTE IN FAVOR OF
  ALL PROPOSALS

    The Board of the Pasadena Funds has fixed the close of business on June 16, 1997 as the record date (the "Record Date") for determining holders of the Fund's shares entitled to notice of and to vote at the Meeting. Each shareholder will be entitled to one vote for each share held. At the close of business on the Record Date, the following shares were outstanding:

                                                                   CLASS A     CLASS B     CLASS C    TOTAL FUND
FUND                                                               SHARES       SHARES      SHARES      SHARES
---------------------------------------------------------------  -----------  ----------  ----------  -----------
Pasadena Growth Fund...........................................    5,450,153   2,342,427   1,286,413   20,764,004
Pasadena Nifty Fifty Fund......................................    1,725,033   2,115,866   1,244,521    8,810,540
Pasadena Balanced Return Fund..................................      341,950     191,890     160,143    2,077,066
Pasadena Global Growth Fund....................................      704,238      99,585      72,413      513,948
Pasadena Small & Mid-Cap Growth Fund...........................    1,121,520     276,220     147,757    1,128,215
Pasadena Value 25 Fund.........................................   17,135,164     404,411     105,619    1,631,550

BACKGROUND TO PROPOSAL 1

    On June 9, 1997, Pasadena Capital Corporation ("Pasadena Capital") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Pasadena Capital will become a wholly-owned subsidiary of Phoenix, Duff & Phelps Corporation ("Phoenix") through a merger (the "Acquisition"). The Acquisition has a direct impact on the Pasadena Funds because it will cause a change in the ultimate ownership of the Funds' current manager, Roger Engemann Management Company, Inc. (the "Manager"). As explained below, such ownership changes require the trustees (including the independent trustees) and Shareholders of the Pasadena Funds to approve "new" investment management agreements with the Manager under its new ownership. In this case, the "new" agreements will be directly between the Funds and the Manager's parent company, Roger Engemann & Associates (the "New Manager"), which will combine the various Engemann advisory operations under a single investment advisory firm.

    The Acquisition is expected to close on or about September 15, 1997 (the "Closing") and is subject to various conditions, including approval by the Shareholders of each Fund of the New Investment Management Agreements between Roger Engemann & Associates, Inc. as the "New Manager" and each Fund, new underwriting agreements, new distribution agreements and new administrative services agreements. Currently, the New Manager is a wholly-owned subsidiary of Pasadena Capital and is the direct parent (with a 93.5% controlling interest) of the Manager. After the Closing, Pasadena Capital and the New Manager will continue to operate out of Pasadena Capital's offices in Pasadena, California. Key members of the Engemann management team, including Roger Engemann, James E. Mair and John S. Tilson, have signed employment contracts and will continue to be responsible for managing the day-to-day affairs of Pasadena Capital, the New Manager, and the Funds. See "Employment Agreements" below.

    Phoenix is a large, diversified financial services organization and is a 60-percent owned subsidiary of Phoenix Home Life Mutual Insurance Company. Through its operating subsidiaries and affiliates, Phoenix provides a variety of investment products and services to investors throughout the United States and abroad. Phoenix provides management, administrative and distribution services for over thirty-five mutual funds, as well as individual and institutional clients. The funds are distributed through a network of broker-dealers, financial planners and investment advisors. Phoenix is headquartered in Hartford, Connecticut, and its common stock is listed on the New York Stock Exchange.

    More information about the Acquisition appears at the end of this proxy statement.

THE LEGAL FRAMEWORK

    Pursuant to Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"), each investment management agreement between the Funds and the Manager (each, an "Existing Management Agreement") terminates automatically upon its assignment, which is deemed to include any change of control of the investment advisor. Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the Shareholders. Therefore, in order for Roger Engemann & Associates as the New Manager to be able to provide investment advisory services to the Funds after the Closing of the Acquisition, the Shareholders of each Fund must approve a new management agreement (each, a "New Management Agreement").

    The Trustees believe that the proposed future operations of the Fund will provide benefits to shareholders and will comply with the 1940 Act requirement that shareholders not bear any "unfair burden" as a result of the Acquisition. Specifically, the Merger Agreement commits Pasadena Capital and Phoenix to comply with the requirements of Section 15(f) of the 1940 Act which provides, in pertinent part, that Pasadena Capital may receive any amount of benefit in connection with a sale of securities of, or a sale of any other interest in, Pasadena Capital which results in an assignment of an investment advisory contract if (i) for a period of three years after such event, at least 75% of the members of the board of trustees of the investment company which its advises are independent -- I.E. not "interested persons" (as defined in the 1940 Act) -- of the new or old investment adviser; and (ii) for a two-year period there is no "unfair burden" imposed on the investment company as a result of the Acquisition. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the Acquisition whereby the investment manager, or any interested person of any such manager, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). In the Agreement with Pasadena Capital, Phoenix has agreed that it would impose no unfair burden on the Funds as a result of the Acquisition. Phoenix has agreed to indemnify and hold Pasadena Capital harmless from and against and in respect of any and all losses arising in connection with the imposition of any unfair burden on the Funds constituting a breach or violation of, or non-compliance with, Section 15(f) of the 1940 Act which is caused by acts or conduct within the control of Phoenix or its affiliates. As an additional protection, the nomination and selection of any new or additional independent Trustees is committed exclusively to the current independent Trustees.

    The New Management Agreements, if approved by each of the Funds' Shareholders, will commence at the Closing. Each New Management Agreement will remain in effect for an initial term of up to two years and will continue in effect thereafter for successive periods if and so long as such continuance is specifically approved annually by (a) the Board of Trustees or (b) a Majority Vote of a Fund's Shareholders, provided that in either event, the continuance also is approved by a majority of the trustees who are not "interested persons" by vote cast in person at a meeting called for the purpose of voting on such approval.

    After the Closing, the Funds will operate under the name Phoenix-Engemann Funds.

PROPOSAL 1 -- APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS

INTRODUCTION

    The Funds are taking this opportunity to harmonize the various fee structures that have developed over time among the Funds. This will result in a more rational fee structure AND, DEPENDING ON THE SPECIFIC FUND, WILL LOWER OR MAINTAIN AT THE SAME LEVEL THE TOTAL OPERATING EXPENSES FOR EACH FUND. The Manager will continue to cover virtually all the management and operating costs of each Fund through two basic agreements -- an investment management agreement and an administration agreement.

    Set forth below in table formats are certain information comparing the total Fund operating expenses under the current fee structure and the proposed fee structure. The first table shows, in the second column, the average asset size of each Fund for 1996 and in the third column actual selected operating expenses (including only management fee and administrative fee) for each Fund (as a percentage of total Fund assets) under the Existing Management Agreements and the Existing Administration Agreement (collectively, the "Existing Agreements") as they existed in 1996. The fourth column shows the pro forma operating expenses for each Fund (as a percentage of total Fund assets) under the New Management Agreements and the New Administration Agreement (collectively, the "New Agreements") as if these New Agreements were in existence in 1996 instead of the Existing Agreements.

                    1996 ACTUAL AND PRO FORMA MANAGEMENT AND
                         ADMINISTRATIVE EXPENSE RATIOS

                                                                                     ACTUAL FUND
                                                                                   EXPENSE (BEFORE    PRO FORMA FUND
                                                                  ASSET SIZE       WAIVERS) UNDER    EXPENSE (BEFORE
                                                               (AS OF DEC. 31,        EXISTING        WAIVERS) UNDER
FUND NAME                                                           1996)            AGREEMENTS*     NEW AGREEMENTS*
------------------------------------------------------------  ------------------  -----------------  ----------------
Pasadena Growth Fund........................................                               1.60%
Pasadena Nifty Fifty Fund...................................                               1.74%
Pasadena Balanced Return Fund...............................                               2.01%
Pasadena Global Growth Fund.................................                               1.95%
Pasadena Small & Mid-Cap Growth Fund........................                               1.85%
Pasadena Value 25 Fund......................................                               1.75%

------------------------
* This column shows the combined management and administration fees under either the Existing Agreements or the New Agreements. To facilitate comparison, class dependent expenses are excluded.

    As will be further explained below, under both the Existing Agreements and the New Agreements, the total fund expense ratios for the newer Pasadena Funds -- Pasadena Global Growth Fund, Pasadena Small & Mid-Cap Growth Fund and the Pasadena Value 25 Fund -- are practically identical.

    The following tables are designed to compare the expense ratios of the Pasadena Growth Fund, Pasadena Nifty Fifty Fund and Pasadena Balanced Return Fund across different asset levels under the Existing Agreements and the New Agreements. As can be seen from the tables, at no asset level does the total Fund operating expense become higher as a result of the new fee arrangements under the New Agreements.

EXPENSE RATIO COMPARISON -- PASADENA GROWTH FUND AND THE PASADENA NIFTY FIFTY
  FUND
  (EXCLUDING CLASS DEPENDENT EXPENSES):

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  TOTAL FUND OPERATING
                        EXPENSE
                          FUND NET ASSET
EXPENSE RATIO         LEVEL ($ MILLIONS)   EXISTING    PROPOSED
                                       0        2.3        1.65
                                      50       2.14        1.65
                                     100       2.02        1.55
                                     150       1.85        1.53
                                     200       1.76        1.51
                                     250       1.71         1.5
                                     300       1.67        1.49
                                     350       1.65        1.49
                                     400       1.63        1.48
                                     450       1.62        1.48
                                     500        1.6        1.48
                                     550       1.57        1.45
                                     600       1.54        1.44
                                     650       1.52        1.42
                                     700        1.5         1.4
                                     750       1.49        1.38
                                     800       1.47        1.37
                                     850       1.46        1.36
                                     900       1.45        1.34
                                     950       1.44        1.33
                                   1,000       1.43        1.33

EXPENSE RATIO COMPARISON -- CLASS A SHARES OF THE PASADENA BALANCED RETURN FUND
  (EXCLUDING CLASS DEPENDENT EXPENSES):

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  TOTAL FUND OPERATING
                        EXPENSE
                          FUND NET ASSET
EXPENSE RATIO         LEVEL ($ MILLIONS)   EXISTING    PROPOSED
                                       0        2.3        1.75
                                      50       2.14        1.75
                                     100       2.02        1.65
                                     150       1.85        1.63
                                     200       1.76        1.61
                                     250       1.71         1.6
                                     300       1.67        1.59
                                     350       1.65        1.59
                                     400       1.63        1.58
                                     450       1.62        1.58
                                     500        1.6        1.58
                                     550       1.57        1.55
                                     600       1.54        1.54
                                     650       1.52        1.52
                                     700        1.5         1.5
                                     750       1.49        1.48
                                     800       1.47        1.47
                                     850       1.46        1.46
                                     900       1.45        1.44
                                     950       1.44        1.43
                                   1,000       1.43        1.43

THE EXISTING AGREEMENTS

    The Manager acts as investment manager to each Fund of the Pasadena Funds pursuant to an investment management agreement between the Manager and the Pasadena Funds (as defined above, the "Existing Management Agreements"). Under the Existing Management Agreements, the Manager furnishes investment advice and investment management services with respect to each Fund's portfolio of securities and investments, provides personnel, office space, facilities and equipment as may be needed by the Funds in their day-to-day operations, and provides the officers of the Pasadena Funds. The Manager also provides the Funds with fund accounting, including assistance and personnel necessary to price the portfolio securities of each Fund, calculates each Funds' net asset value, and maintains the books and records of each Fund's investment portfolio as required by applicable law. The Existing Management Agreements for the Pasadena Growth Fund, the Pasadena Balanced Return Fund and the Pasadena Nifty Fifty Fund were approved by shareholders of each Fund on December 15, 1992 and became effective on March 1, 1993. The Existing Management Agreements for the Pasadena Global Growth Fund, Pasadena Small & Mid-Cap Growth Fund and Pasadena Value 25 Fund were approved by the initial shareholder of each Fund shortly before each Fund commenced operations. The Existing Management Agreements for all Funds were last approved by the Board of Trustees on February 25, 1997.

    The Manager also performs, under an administration agreement (as defined above, the "Existing Administration Agreement"), administrative and shareholder servicing for the Funds and pays for all other normal operating expenses of each Fund, except for the fees and expenses associated with investment management and the service fees paid by the Funds to dealers and others which are class dependent.

    Following the Acquisition, as described above, the Existing Management Agreement for each Fund will immediately terminate by operation of law. In order for each Fund to receive advisory services from the New Manager, shareholders of each Fund are asked to approve a new investment management agreement with the New Manager. The New Management Agreement is substantially similar to the Existing Management Agreement, with certain differences in identity of the parties as well as fees and services as further discussed below. A form of the New Management Agreement is attached hereto as EXHIBIT A.

    The Board, including the independent Trustees, unanimously approved the New Management Agreements between each Fund and the New Manager, subject to approval by the shareholders of each Fund and the consummation of the Acquisition.

COMPARISON OF THE NEW MANAGEMENT AGREEMENT AND THE EXISTING MANAGEMENT AGREEMENT

    As noted above, shareholders of each Fund are being asked to approve a New Management Agreement with the New Manager. The following discussion is qualified in its entirety by reference to the Form of the New Management Agreement attached hereto as EXHIBIT A. The Existing Management Agreement is discussed above.

    The New Management Agreement provides that the New Manager will provide the same types of services and will furnish investment advice and investment management services with respect to each Fund's portfolio of securities and investments, provides personnel, office space, facilities and equipment as may be needed by the Funds in their day-to-day operations, and provides the officers of the Pasadena Funds. However, the New Management Agreement, unlike the Existing Management Agreement, does not require the New Manager to provide fund accounting services. Such services will, however, be performed by Phoenix Equity Planning Corporation ("PEPCO"), an affiliate of Phoenix under the new administration agreement (as defined above, the "New Administration Agreement"). It is currently anticipated that, at least initially, PEPCO will perform such services with the assistance of Roger Engemann & Associates, Inc. through a sub-administration agreement whereby Roger Engemann & Associates, Inc. will be the sub-administrator to the Funds.

    The New Management Agreements for Pasadena Global Growth Fund, Pasadena Small & Mid-Cap Growth Fund and Pasadena Value 25 Fund retain substantially the same fee structures that are currently in place. The New Management Agreements for the Pasadena Growth Fund, Pasadena Nifty Fifty Fund and the Pasadena Balanced Return Fund has an overall lower fee structure than under the existing arrangement. The New Management Agreements also permit the New Manager to receive its fees as earned and accrued, although the New Manager anticipates that it will continue to take its fee monthly.

    Under the New Administration Agreement, PEPCO (the "New Administrator"), through the assistance of Roger Engemann & Associates, Inc. (the "Sub-Administrator"), will provide administrative and shareholder servicing for the Funds and will pay for all other normal operating expenses of each Fund (with the minor exception described below), as well as certain fund accounting services currently performed by the Manager pursuant to the Existing Management Agreements. Under the New Administration

Agreement, a new breakpoint at the $625 million asset level has been added at which the fee payable to the New Administrator will be further reduced.

    Under the existing agreements, the Manager/Administrator pays for certain professional, fiduciary and audit expenses like the legal expenses of the independent Trustees, the independent auditing expenses and expenses related to compensation of independent trustees. The Trustees have determined that such expenses should be paid directly by the Funds. The Trustees consider this change necessary because the independent trustees, their legal counsel and the Fund's independent public accountants, whose independent and objective advice and decisions as to the value and fairness of the Acquisition, as well as many other ongoing operations of the Funds, are important to the Shareholders of the Funds. The independent Trustees determined that any arrangement which may affect or even appear to affect such independence (including continued payment of their fees by the New Manager or the New Administrator) should be altered. These fees in the aggregate historically have not exceeded one basis point and the economic effect of having these fees paid directly by the Funds is de minimis. The New Manager realizes the addition of such a fee, in the absence of a corresponding reduction of fees either under the New Management Agreement or the New Administration Agreement, would cause an increase of total Fund operating expenses. In order to ensure that as a result of the Acquisition, the new fee structure will be either identical or lower for each Fund, the New Administrator has agreed to waive a portion of its administrative fee for the Pasadena Global Growth Fund, Pasadena Small & Mid-Cap Growth Fund and Pasadena Value 25 Fund so that, when the fees paid to the fiduciaries and independent service providers are combined with the new administrative fee under the New Administration Agreement, the total amount does not exceed, in terms of a percentage of Fund assets, the percentage under the Existing Administration Agreement. Such a reduction of administrative fee is not necessary for the Pasadena Growth Fund, Pasadena Nifty Fifty Fund and Pasadena Balanced Return Fund because the proposed reduction in management fee under the New Management Agreements for each of those three Funds is expected to more than enough to offset the slight adverse fee impact caused by the direct payment of these fees.

    The New Management Agreement will be dated as of the date of the consummation of the Acquisition. The Acquisition is currently expected to close on or about September 15, 1997 (although it may occur earlier or later). Like the Existing Management Agreement, each new Management Agreement will terminate automatically upon its assignment and its continuance (following an initial term of no more than two years) must be approved annually by the Board or a majority of the particular Fund's outstanding voting shares and in either case, by a majority of the Board's disinterested (independent) Trustees. Also like the Existing Management Agreements, each new Management Agreement is terminable at any time without penalty by the Trustees or by a vote of a majority of the particular Fund's outstanding voting shares on 60 days' written notice to the Manager, or by the Manager on 60 days' written notice to the Pasadena Funds.

    The tables below show the current fee arrangements applicable to and expense ratio of each Fund and illustrates on a pro forma basis how much lower the fees payable by, and expense ratio of, each Fund would have been if the New Management Agreement and New Administration Agreement had been in effect during the Fund's last fiscal year.

FEE TABLES

    The following table shows total annual fund operating expenses each Fund under the existing fee structure (in the case of a class of shares that is subject to a Rule 12b-1 fee, the information provided below does not include such a fee).

                  CURRENT TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                      EXISTING        EXISTING                   TOTAL FUND
                                                   AVERAGE DAILY     MANAGEMENT    ADMINISTRATION    SERVICING    OPERATING
FUND NAME                                           NET ASSETS           FEE             FEE            FEE        EXPENSE
-----------------------------------------------  -----------------  -------------  ---------------  -----------  -----------
Pasadena Growth Fund*..........................  First $30 million         1.00%           1.05%          0.25%        2.30%
                                                 Next $ 70 million         0.80%           0.85%          0.25%        1.90%
                                                 Next $400 million         0.60%           0.65%          0.25%        1.50%
                                                 Over $500 million         0.40%           0.60%          0.25%        1.25%
Pasadena Balanced Return Fund*.................  First $30 million         1.00%           1.05%          0.25%        2.30%
                                                 Next $ 70 million         0.80%           0.85%          0.25%        1.90%
                                                 Next $400 million         0.60%           0.65%          0.25%        1.50%
                                                 Over $500 million         0.40%           0.60%          0.25%        1.25%
Pasadena Nifty Fifty Fund*.....................  First $30 million         1.00%           1.05%          0.25%        2.30%
                                                 Next $ 70 million         0.80%           0.85%          0.25%        1.90%
                                                 Next $400 million         0.60%           0.65%          0.25%        1.50%
                                                 Over $500 million         0.40%           0.60%          0.25%        1.25%
Pasadena Global Growth Fund....................  First $50 million         1.10%           0.60%          0.25%        1.95%
                                                 Next $450 million         1.00%           0.50%          0.25%        1.75%
                                                 Over $500 million         0.90%           0.40%          0.25%        1.55%
Pasadena Small & Mid-Cap Growth Fund...........  First $50 million         1.00%           0.60%          0.25%        1.85%
                                                 Next $450 million         0.90%           0.50%          0.25%        1.65%
                                                 Over $500 million         0.80%           0.40%          0.25%        1.45%
Pasadena Value 25 Fund.........................  First $50 million         0.90%           0.60%          0.25%        1.75%
                                                 Next $450 million         0.80%           0.50%          0.25%        1.55%
                                                 Over $500 million         0.70%           0.40%          0.25%        1.35%

------------------------
* The Manager has contractually agreed to limit the expenses of the Growth Fund, the Balanced Return Fund and the Nifty Fifty Fund to the lesser of the rates stated above for such Funds or the rate schedule negotiated for the Global Growth Fund, Small & Mid-Cap Growth Fund and Value 25 Fund.

    The following table shows total annual fund operating expenses each Fund under the new fee structure (in the case of a class of shares that is subject to a Rule 12b-1 fee, the information provided below does not include such a fee).

                       NEW TOTAL FUND OPERATING EXPENSES

                                                                    NEW             NEW                     FIDUCIARY/AUDIT
                                              AVERAGE DAILY     MANAGEMENT    ADMINISTRATION    SERVICING      EXPENSES
FUND NAME                                      NET ASSETS           FEE            FEE**           FEE        (ESTIMATED)
------------------------------------------  -----------------  -------------  ---------------  -----------  ---------------
Pasadena Growth Fund......................  First $50 million         0.90%           0.60%          0.25%          0.01%
                                            Next $450 million         0.80%           0.50%          0.25%          0.01%
                                            Next $125 million         0.70%           0.40%          0.25%          0.01%
                                            Over $625 million         0.70%           0.30%          0.25%          0.01%
Pasadena Balanced Return Fund.............  First $50 million         0.80%           0.60%          0.25%          0.01%
                                            Next $450 million         0.70%           0.50%          0.25%          0.01%
                                            Next $125 million         0.60%           0.40%          0.25%          0.01%
                                            Over $625 million         0.60%           0.30%          0.25%          0.01%
Pasadena Nifty Fifty Fund.................  First $50 million         0.90%           0.60%          0.25%          0.01%
                                            Next $450 million         0.80%           0.50%          0.25%          0.01%
                                            Next $125 million         0.70%           0.40%          0.25%          0.01%
                                            Over $625 million         0.70%           0.30%          0.25%          0.01%
Pasadena Global Growth Fund...............  First $50 million         1.10%           0.59%          0.25%          0.01%
                                            Next $450 million         1.00%           0.49%          0.25%          0.01%
                                            Over $500 million         0.90%           0.39%          0.25%          0.01%
Pasadena Small & Mid-Cap Growth Fund......  First $50 million         1.00%           0.59%          0.25%          0.01%
                                            Next $450 million         0.90%           0.49%          0.25%          0.01%
                                            Over $500 million         0.80%           0.39%          0.25%          0.01%
Pasadena Value 25 Fund....................  First $50 million         0.90%           0.59%          0.25%          0.01%
                                            Next $450 million         0.80%           0.49%          0.25%          0.01%
                                            Over $500 million         0.70%           0.39%          0.25%          0.01%

                                            TOTAL FUND
                                             OPERATING
FUND NAME                                     EXPENSE
------------------------------------------  -----------
Pasadena Growth Fund......................        1.76%
                                                  1.56%
                                                  1.36%
                                                  1.26%
Pasadena Balanced Return Fund.............        1.66%
                                                  1.46%
                                                  1.26%
                                                  1.06%
Pasadena Nifty Fifty Fund.................        1.76%
                                                  1.56%
                                                  1.11%
                                                  1.01%
Pasadena Global Growth Fund...............        1.95%
                                                  1.75%
                                                  1.55%
Pasadena Small & Mid-Cap Growth Fund......        1.85%
                                                  1.65%
                                                  1.45%
Pasadena Value 25 Fund....................        1.75%
                                                  1.55%
                                                  1.35%

------------------------
** The New Administrative Fee will be waived as needed to offset any fiduciary/audit expenses paid directly by the Funds and to maintain the expense ratio at or below current levels.

INFORMATION CONCERNING PASADENA CAPITAL, THE MANAGER, THE PASADENA FUNDS AND
  PHOENIX DUFF & PHELPS

PASADENA CAPITAL, THE MANAGER AND PASADENA FUNDS

    The Manager is 93.5% owned by Roger Engemann & Associates, Inc., which in turn is wholly owned by Pasadena Capital. Mr. Roger Engemann is the controlling shareholder of Pasadena Capital. The address of Pasadena Capital, the Manager and Mr. Engemann is 600 North Rosemead Boulevard, Pasadena, California 91107-2133. The names, addresses and principal occupations of the principal executive officers and shareholders of the Manager, including executive officers and/or Trustees of the Pasadena Funds, are set forth below. The address of each, as it relates to his duties of the Manager or the Pasadena Funds, is the same as that of the Manager or the Pasadena Funds.

                                    POSITION WITH
NAME AND ADDRESS                   PASADENA FUNDS*      PRINCIPAL OCCUPATION
------------------------------  ----------------------  ---------------------------------------------------------
Roger Engemann................  Chairman, President     President of Roger Engemann & Associates, Inc. since 1972
                                and Trustee             and President of the Manager since 1985. Mr. Engemann is
                                                        also the President and a Director of Pasadena Capital
                                                        Corporation.
John S. Tilson................  Chief Financial         Executive Vice President, Portfolio Manager and
                                Officer, Secretary and  Securities Analyst with Roger Engemann & Associates, Inc.
                                Trustee                 since 1983 and the Manager since 1985. Officer and a
                                                        Director of Pasadena Capital Corporation.
Richard A. Watson.............  Controller and          Vice President and Controller -- Fund Accounting of Roger
                                Assistant Secretary     Engemann Management Company, Inc. from September 1988 to
                                                        June 1993, Mutual Fund Operations Manager of The Pasadena
                                                        Group of Mutual Funds and Chief Financial Officer of
                                                        Roger Engemann Management Company, Inc. A Director of
                                                        Pasadena Capital Corporation. Prior to that, Mr. Watson
                                                        was an Audit Manager with Coopers & Lybrand.
Michael Stolper...............  Trustee                 President of Stolper and Company, Inc., an investment
                                                        adviser and broker-dealer since 1975. Director of
                                                        Pasadena Capital Corporation since February 1994.
James E. Mair.................  N/A                     Executive Vice President of Roger Engemann Management
                                                        Company, Inc. since 1985 and Executive Vice President of
                                                        Roger Engemann & Associates, Inc. since 1983.
Malcolm Axon..................  N/A                     Chief Financial Officer and Secretary of Roger Engemann
                                                        Management Company, Inc. since 1993 and Chief Financial
                                                        Officer of Roger Engemann & Associates, Inc. since 1995.
Jerry S. Kostka...............  N/A                     Executive Vice President of Roger Engemann & Associates,
                                                        Inc. since 1990.

------------------------
* Each of them holds the same position with each series of the Pasadena Funds and has held the office shown or other offices in the same company for the last five years.

    Roger Engemann Management Company, Inc., (as defined above, the "Manager") currently serves as each Fund's investment adviser pursuant to an Existing Management Agreement. The Manager manages each Fund's investments, provides various administrative services and supervises each Fund's daily business affairs, subject to supervision by the Fund's Board of Trustees. Roger Engemann, as chief investment officer, and James E. Mair and John S. Tilson, as fund portfolio managers, have been responsible for the day-to-day management of the Funds since their inception. In connection with the Acquisition, the current activities of Roger Engemann Management Company will be shifted to its parent investment adviser, Roger Engemann & Associates, which will serve as the Fund's New Manager.

    THE EMPLOYMENT AGREEMENTS. Roger Engemann has entered into an employment agreement that provides for his continued service. Pursuant to the employment agreement, Mr. Engemann will continue to be employed after the Closing with the most senior executive position in Pasadena Capital. He will hold positions as the Chairman, Chief Executive Officer, Chief Investment Officer and President and he shall have authority to manage Pasadena Capital and the New Manager subject to the overall supervision of its Board of Directors. Mr. Engemann's authority as President shall include responsibility over, among other things, day-to-day management, overall strategy, expansion of product line, establishing an annual budget, hiring and firing employees, all compensation decisions related to employees of Pasadena Capital (other than certain decisions relating to key employees with employment agreements) and enhancing material business relationships. He shall also have the authority to introduce new investment products subject to the consent of the Board of Directors of Pasadena Capital. Mr. Engemann's agreement has a term of five years, and he intends to assist with the gradual transition to new management as mutually agreed with Phoenix and will make himself available to the extent necessary to provide continuity of management.

    The other key members of the New Manager's investment management team, John
S. Tilson and James E. Mair, have entered into 10-year employment contracts with Pasadena Capital, which provide long-term compensation incentives. They will continue to have senior management roles comparable to those, which they presently hold. The analysts assisting Messrs. Engemann, Tilson and Mair, and certain key administrative personnel have entered into 3-year employment contracts with Pasadena Capital.

PHOENIX DUFFS & PHELPS

    The New Manager will be a wholly-owned subsidiary of Phoenix Duffs & Phelps Corporation, located at 56 Prospect Street, Hartford, Connecticut (as defined above, "Phoenix"). Phoenix is a 60-percent owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut. Phoenix Home Life is a mutual insurance company engaged in the investment and life insurance businesses. Phoenix Home Life's principal place of business is located at One American Row, Hartford, Connecticut, where the company manages combined assets of approximately $14 billion as of December 31, 1996. Phoenix Home Life, as a mutual insurance company, is owned by its policyholders and has no stock.

    Phoenix Apollo Corp., a California corporation, ("Acquiring Sub") is currently owned by Phoenix. Acquiring Sub was organized for the purpose of the proposed transaction. It presently has no operations and, therefore, no principal office.

    The names, addresses and principal occupations of the principal executive officers of Phoenix are as follows. The address of each, as it relates to his duties of Phoenix, is the same as that of Phoenix.

NAME AND ADDRESS                PRINCIPAL OCCUPATION
------------------------------  ---------------------------------------------------------------------------------
Philip R. McLoughlin..........  Chairman of the Board and Chief Executive Officer of Phoenix since
                                              . Before that, Mr. McLoughlin was Vice Chairman of the Board and
                                Chief Executive Officer of Phoenix. He has also been a Director of Phoenix Home
                                Life since February 1994 and has been employed by Phoenix Home Life as Executive
                                Vice-President -- Investment since December 1988. In addition, Mr. McLoughlin serves as President of PEPCO, Chairman of Phoenix Investment Counsel, Inc and
                                Chairman and Chief Executive Officer of National Securities & Research
                                Corporation. He also is a member of the Board of Directors of Duff & Phelps
                                Utilities Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond
                                Trust, Inc. Mr. McLoughlin also serves as President and as a Director or Trustee of the Phoenix Funds, Phoenix Duff & Phelps Institutional Mutual Funds and
                                Phoenix-Aberdeen Series Fund. He is also a Director of PM Holdings, Phoenix
                                Charter Oak Trust Company, The World Trust, a Luxembourg closed-end fund, The
                                Emerging World Trust Fund, a Luxembourg closed-end fund, and of PXRE Corporation, a publicly-traded corporation, and of its wholly-owned subsidiary, PXRE
                                Reinsurance Company.
Calvin J. Pedersen............  A member of the Board of Directors of Phoenix since 1992 and President of Phoenix since July 1993. From January 1992 to July 1993, Mr. Pedersen served as an
                                Executive Vice President of Phoenix. Mr. Pedersen was also an Executive Vice
                                President of Duff & Phelps, Inc., the former parent of Phoenix's operating subsidiaries, from 1988 until its dissolution in 1992. Mr. Pedersen is also
                                President and Chief Executive Officer of Duff & Phelps Utilities Income Inc.,
                                Duff & Phelps Utilities Tax-Free Income Inc., and Duff & Phelps Utility and
                                Corporate Bond Trust Inc. and serves as a Director or Trustee of the Phoenix
                                Funds, Phoenix Duff & Phelps Institutional Mutual Funds and Phoenix-Aberdeen
                                Series Fund.
Michael E. Haylon.............  Executive Vice President of Phoenix since November 1, 1995. From February 1993 to
                                November 1, 1995, Mr. Haylon was Senior Vice President -- Securities Investments
                                of Phoenix Home Life. Mr. Haylon is also President of Phoenix Investment Counsel,
                                Inc., Executive Vice President of National Securities & Research Corporation and
                                Executive Vice President of the Phoenix Funds, Phoenix Duff & Phelps
                                Institutional Mutual Funds and Phoenix-Aberdeen Series Fund. Mr. Haylon also serves as a member of the Board of Directors of Phoenix Investment Council, Inc.,
                                PEPCO and National Securities & Research Corporation.
David R. Pepin................  Executive Vice President of Phoenix since 1996. Mr. Pepin also serves as Managing
                                Director, Phoenix-Aberdeen International Advisers, LLC, as Executive Vice
                                President of the Phoenix Funds, Phoenix Duff & Phelps Institutional Mutual Funds
                                and Phoenix-Aberdeen Series Fund, Executive Vice-President, Mutual Fund Sales and
                                Operations and a Director of PEPCO, and as a Director of Pacific Investment
                                Counsel, Inc., National Securities & Research Corporation and Phoenix Charter Oak
                                Trust Company.
William R. Moyer..............  Senior Vice President and Chief Financial Officer of Phoenix since 1995. Mr.
                                Moyer is also the Chief Financial Officer and a Senior Vice President of PEPCO,
                                National Securities & Research Corporation and Phoenix Investment Counsel, Inc.
                                In addition, Mr. Moyer also serves as Treasurer of National Securities & Research
                                Corporation and Phoenix Investment Counsel, Inc. Mr. Moyer also is a Vice
                                President of the Phoenix-Aberdeen Series Fund and the Phoenix Duff & Phelps
                                Institutional Mutual Funds.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS APPROVE THE NEW MANAGEMENT AGREEMENTS

    The Board of Trustees of the Pasadena Funds has determined that the new Management Agreements are advisable and in the best interests of each Fund's shareholders.

THE BOARD HAS UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS VOTE "FOR" THE NEW
  MANAGEMENT AGREEMENTS

    In making this recommendation, the Board exercised its independent judgment based on a careful review of the proposed changes and potential benefits. The Trustees' considerations are described in the following section. The Trustees approval and recommendation that Shareholders approve the proposal were based primarily on the following factors, among others:

    - Portfolio Management Continuity--No change in the portfolio management of the Funds is expected to result from the Acquisition. Roger Engemann and each of the portfolio managers, John S. Tilson and James E. Mair, have agreed to sign long-term employment contracts with the New Manager.

    - Administrative Services--The Board considered the fact that the administrative services and management functions for the Funds will continue to be performed by the same personnel (although under the New Administration Agreement, such personnel will be performing such services through a Sub-Administration Agreement), and the representations by Phoenix that at least the present level and quality of services for the Funds and the Shareholders will be maintained after the Acquisition.

    - Fees--The aggregate fees payable to the New Manager under both the New Management Agreement and the New Administration Agreement for each Fund will be the same as or lower than the fees payable to the Manager, after fee waivers, as under the current Agreements. In addition, under the proposed fee schedule in the New Administration Agreement the administrative fee rate will be reduced when a Fund attains a size of $625,000,000 or more. The Existing Administration Agreement does not provide for such additional fee reduction.

    - Increased Distribution Capabilities/Growth of Funds--Phoenix will undertake the distribution of the Funds through its existing relationship with broker-dealers, financial planners and investment advisors. The Phoenix marketing and sales organization is significantly larger and more extensive than the marketing and sales organization of Pasadena Fund Services, which currently has responsibility for distribution of the shares of the Funds. The Trustees believe that the potential growth in size of the Funds that is likely result from these expanded selling relationships would benefit the Funds and their shareholders as the Fund's expense ratios will decline as the Funds increase in size.

    - Benefits from Phoenix Relationship--Although the New Manager will act independently of Phoenix in providing investment management services to the Funds, and the New Manager will continue to provide most of the administrative services for the Funds, the Trustees considered the extensive experience of Phoenix in managing and administering mutual funds as a possible benefit to the Funds and their shareholders. The extensive experience of Phoenix and its parent, Phoenix Home Life, in managing investment companies with approximately $13,000,000,000 of assets may provide an additional resource of information for the New Manager in performing its investment management functions. Moreover, the New Manager expects, over time, to shift certain administrative functions to Phoenix as part of its larger mutual fund administrative activities. Phoenix has assured the Trustees that the Funds will share the benefit of such efficiencies in lower administrative costs.

THE TRUSTEES' CONSIDERATIONS

    The transactions contemplated by the Acquisition were presented to the Board of Trustees of the Pasadena Funds for consideration at a number of Board meetings. The Board, including a majority of the Trustees who are not interested persons voted to approve the transactions contemplated by the Acquisition. The independent Trustees retained their own counsel to assist them in evaluating the transaction and the various proposals. The Board of Trustees concluded unanimously that each of the Proposals set forth in this proxy statement is in the best interests of each Fund.

    During its review and deliberations, the Board of Trustees evaluated the potential benefits, detriments and costs to each Fund and its shareholders of the proposed Acquisition. The Board received information regarding the New Management Agreement and the complementary New Administration Agreement that would be entered into by each Fund, including a comparison of the proposed fee structure and expense ratios with the existing structure and ratios. The Board received information from Phoenix regarding its management, history, qualifications and other relevant information, including portfolio transaction practices. Representatives of Phoenix made presentations and were available for questions at the meetings.

    The Board also considered the qualifications and capabilities of the New Manager to serve as new investment adviser for the Funds. In this regard, the Board noted the fact that the same group of senior executive officers of the Manager has agreed to continue their employment by the New Manager. Furthermore, the New Manager's parent company, Phoenix Duff & Phelps Corporation, through its predecessors, has been in operation since 1932 and has been in the investment management business since 1979. Phoenix has extensive experience managing investment companies. As of December 31, 1996, Phoenix had $33.6 billion under management, including $12.2 billion in institutional accounts, $14.6 billion in closed-end and open-end investment companies, and $6.8 billion in the Phoenix Home Life general account.

    In evaluating the Acquisition, including the new management agreements with New Manager, the Board especially determined that Fund shareholders would likely benefit from the expected retention and therefore the continued availability of the management expertise of the current Manager of the Funds, including all senior portfolio managers. Specifically, the Board deemed beneficial to Fund shareholders the fact that Roger Engemann and all senior officers of the Manager, including James E. Mair and John S. Tilson have agreed to sign long-term employment contracts with Phoenix and that Mr. Engemann will continue to serve as President and Chairman of the Board of Trustees of Pasadena Funds.

    In addition, the Board had extensive discussions with representatives of Phoenix regarding continuity of management functions and the level and quality of services affecting the Funds and considered the representation by Phoenix of its intention to maintain the continuity of management functions and the current level and quality of services obtained by the Funds after the Acquisition. In addition, the Board also deemed it beneficial to Fund shareholders for the Funds to be affiliated with the Phoenix organization for several reasons, including the greater financial strength of the sponsoring entity and Phoenix's larger technological infrastructure. Moreover, with the proposed change in the investment Manager, Fund shareholders would gain access to a broader array of investment products. Furthermore, the Board also considered the fact that potential benefits from the larger Phoenix organization were being obtained with the expected retention of the current portfolio managers for the Funds as members of the Phoenix organization, thereby causing no significant changes in the portfolio management and operations of the Funds.

    Specifically with regard to fees and expenses, the Board considered the current fee and expense structure, historical expense ratios, expense limitations and voluntary reimbursements as compared to the fee and expense structure proposed. The Board also reviewed the proposed fees as compared to those of comparable funds. The Board determined that the proposed agreements were beneficial and in the best interests of the Funds in that the contractual rates for investment management fees were within the range of rates for comparable funds and, in addition, the aggregate (management and administration fee) would be the same or lower than the current fee structure for each current class of each Fund's shares. Also, the Board considered the nature and quality of service to be provided; the performance of funds managed by Phoenix with other comparable funds and the proposed investment advisory fee and expense ratios for the Fund and for comparable investment companies, including those currently advised by Phoenix.

    The Board also considered the written undertaking by Phoenix that there are no projected increases in net expense ratios for each of the Funds for the period beginning on consummation of the Acquisition through each of the Fund's current fiscal year end.

    The Manager and Phoenix have assured the Board that they intend to comply with Section 15(f) of the 1940 Act. As discussed above, Section 15(f) provides a non-exclusive safe harbor for an investment manager to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as certain conditions are met, including the condition that no "unfair burden" be imposed on the Funds for a two-year period. The Manager and the New Manager are not aware of any express or implied term, condition, arrangement or understanding that would impose an unfair burden on the Funds as a result of the Acquisition. Phoenix has agreed that it and its affiliates will take no action that would have the effect of imposing an "unfair burden" on the Funds as a result of the Acquisition, and will indemnify the shareholders and the independent Trustees of the Pasadena Funds for any losses from imposition of an unfair burden.

    BASED UPON ITS EVALUATION OF THE RELEVANT INFORMATION PRESENTED TO THEM, AND IN LIGHT OF THEIR FIDUCIARY DUTIES UNDER FEDERAL AND STATE LAW, THE BOARD, INCLUDING ALL THE DISINTERESTED TRUSTEES OF THE PASADENA FUNDS, UNANIMOUSLY DETERMINED THAT THE TRANSACTIONS CONTEMPLATED BY THE ACQUISITION, INCLUDING THE NEW MANAGEMENT AGREEMENTS FOR THE FUNDS, ARE

ADVISABLE AND IN THE BEST INTERESTS OF EACH FUND AND THEIR SHAREHOLDERS, AND RECOMMENDED THE APPROVAL OF EACH OF THE FOLLOWING PROPOSALS BY THE SHAREHOLDERS AT THE MEETING.

PROPOSAL 2 -- ELECTION OF MR. BARRY E. MCKINLEY TO CONTINUE TO SERVE ON THE
  BOARD OF TRUSTEES

    The Board of Trustees of the Pasadena Funds currently consists of seven individuals: three Trustees who are affiliated in some manner with the Manager (J. Roger Engemann, Michael Stolper and John S. Tilson) and four Trustees who are not interested persons (i.e., are independent) of the Manager (Barry E. McKinley, Robert L. Peterson, Richard Taylor and Angela Wong). Prior to consummation of the Acquisition, Messrs. Stolper and Tilson will resign from the Board of Trustees, leaving the Board with five members, four of whom are independent of both the Manager and the new Manager. This restructuring of the Board is necessary in order to comply with the requirement in Section 15(f) of the 1940 Act that the 75% of the Board be independent for at least a three-year period following the Acquisition.

    Of the five current Trustees who will remain on the restructured Board, all of the Trustees, with the exception of Mr. McKinley, will have been elected by shareholders. Mr. McKinley joined the Board in 1993 by way of appointment to replace an independent Trustee who had deceased. Mr. McKinley's appointment has never been ratified by a separate vote of the Funds' shareholders. While Mr. McKinley's status as an appointed Trustee, as distinct from an elected Trustee, in no way impairs the legitimacy or functioning of the Board of Trustees or his status as an independent Trustee, the Trustees have determined that the Meeting presents an opportunity to confirm Mr. McKinley's appointment with shareholder election. If elected, Mr. McKinley will continue to serve in the same capacity as he currently does, as an independent Trustee and Chairman of the Audit Committee. Mr. McKinley, like each of the other Trustees, will serve for an indefinite term. If Mr. McKinley does not gather sufficient votes to achieve confirming election at the Meeting (or any adjournment thereof), Mr. McKinley will continue to serve as an appointed Trustee.

    The following table shows certain information regarding Mr. McKinley who is standing for election and his age, principal occupation or employment during the past five years and other public board memberships. The table also shows the year in which the nominee was elected to the Board of Trustees of the Pasadena Funds in addition to shareholdings in each Fund.

                                                                                              SHARES/PERCENTAGE
                                                                                            BENEFICIALLY OWNED AS
NAME, AGE AND                                                                                        OF
FIVE-YEAR BUSINESS EXPERIENCE                                           LENGTH OF SERVICE       JUNE 16, 1997
---------------------------------------------------------------------  -------------------  ---------------------
Barry E. McKinley (61)...............................................  Since July 13, 1993  Pasadena Growth Fund
  Currently a Certified Public Accountant and head of B.E. McKinley,                        (1638 shares)*
    an accounting firm.

------------------------
*   Less than 1%.

    The Board met six times during the Pasadena Funds' fiscal year ended December 31, 1996. Each then current Trustee attended 75% or more of the respective meetings of the Board and the committees of which he was a member. The Board has an audit committee, of which Mr. McKinley is the Chairman, but does not have a nominating committee or a compensation committee.

    Prior to June 10, 1997, the Pasadena Funds paid each disinterested Trustee $1,250 each quarter as a retainer, plus a $1,250 per meeting fee per quarter. Effective June 10, 1997, the Pasadena Funds will pay each disinterested Trustee $2,500 each quarter as a retainer, plus a $2,500 per meeting fee per quarter in recognition of their increased work-load as a result of the Acquisition. The Trustees do not believe this increase in fees constitutes the imposition of an unfair burden on the Funds because of the de minimis amount of this increased compensation, and because the Manager (or New Manager as appropriate) has agreed to waive its Administration Fees to the extent of any additional payments made to the Trustees. Trustees or officers who are "interested persons" receive no compensation from the Pasadena Funds.

    The table below shows, for each disinterested Trustee, the aggregate compensation paid or accrued by the Pasadena Funds for the year ended December 31, 1996 and the total compensation that all existing Funds paid to each disinterested trustee during the calendar year 1996.

                                                                                                TOTAL COMPENSATION
                                                                                   AGGREGATE      FROM PASADENA
                                                                                 COMPENSATION     FUNDS AND FUND
                                                                                 FROM PASADENA   COMPLEX PAID TO
TRUSTEE                                                                              FUNDS           TRUSTEES
-------------------------------------------------------------------------------  -------------  ------------------
Barry McKinley.................................................................    $  10,000        $   10,000
Robert L. Peterson.............................................................    $  10,000        $   10,000
Richard C. Taylor..............................................................    $  10,000        $   10,000
Angela Wong....................................................................    $  10,000        $   10,000

    It is anticipated that, after completion of the Acquisition, the restructured Board of the Pasadena Funds will elect new officers who are expected to include the Funds' current officers as well as persons affiliated with Phoenix.

    As of [June 16], 1997, the Trustees and executive officers of the Pasadena Funds as a group owned the following number of shares of each Fund:

                                                                                                 NUMBER OF SHARES
                                                                                                OWNED BY TRUSTEES
                                                                                                  AND EXECUTIVE
                                                                                                     OFFICERS
FUND NAME                                                                                           AS A GROUP
----------------------------------------------------------------------------------------------  ------------------
Pasadena Growth Fund..........................................................................     200,543 shares
Pasadena Nifty-Fifty Fund.....................................................................     251,928 shares
Pasadena Balanced Return Fund.................................................................       4,584 shares
Pasadena Global Growth Fund...................................................................      50,149 shares
Pasadena Small & Mid-Cap Growth Fund..........................................................      54,273 shares
Pasadena Value 25 Fund........................................................................     162,609 shares

    As of June 16, 1997, the following persons owned beneficially more than five percent of the shares of the following class of each Fund:

[Insert numbers]

PROPOSAL 3 -- TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP, INDEPENDENT
  ACCOUNTANTS, TO AUDIT FINANCIAL STATEMENTS OF THE FUNDS.

    On the recommendation of the Audit Committee, the Trustees (including all of the Trustees who are not interested persons of the Fund) have selected Price Waterhouse LLP, independent accountants, to audit financial statements of the Fund filed with the Securities and Exchange Commission and other regulatory authorities. The Fund has been advised that neither such firm nor any of its partners has any financial interest in the Fund. The selection of auditors is subject to ratification or rejection by the shareholders at the meeting.

    A representative of Price Waterhouse, LLP is not expected to be present at the meeting. [A representative of Price Waterhouse LLP will have the opportunity to make a statement if they desire to do so and is expected to be available to respond to appropriate questions.]

    The Fund's auditors examine the financial statements of the Fund annually, issue a report on internal controls and procedures for inclusion in Securities and Exchange Commission filings for the year, review the Fund's semi-annual financial statements and review the Fund's income tax returns.

OTHER INFORMATION

ACQUISITION DETAILS

    The Acquisition will be effected through the merger of Pasadena Appollo Corp. (as defined above, "Acquisition Sub") with and into Pasadena Capital, whereby the existence of Acquisition Sub ceases and Pasadena Capital remains as the surviving corporation. Following the Acquisition, the Board of Pasadena Capital will total nine members, consisting of six members appointed by Roger Engemann and three members appointed by Phoenix. The Acquisition will not result in any changes in the portfolio management and investment operations of Roger Engemann & Associates other than those that are typically incidental to becoming part of a large fund complex, such as aggregating positions for regulatory purposes.

    The Merger Agreement values Pasadena Capital at $180 million, subject to adjustments based on the rate of annualized revenues at the time of closing, and provides for additional payment for net tangible assets. All consideration is payable in cash.
The agreement further provides for an "earn out" (which are additional contingent payments to shareholders of Pasadena Capital), based on growth in revenues over the next five years, of up to an additional $66 million.

SHAREHOLDER MEETING COSTS

    The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by Pasadena Capital and Phoenix, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Pasadena Funds, officers and employees of Pasadena Capital and Phoenix and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, Pasadena Capital and Phoenix may retain a firm to solicit proxies on behalf of the Board; the fee for which will be borne by the Manager and Phoenix. A COPY OF YOUR FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE PASADENA FUNDS AT 600 NORTH ROSEMEAD BOULEVARD, PASADENA, CA 91107-2133 OR BY CALLING 1-800-648-8050.

PROPOSALS OF SHAREHOLDERS

    Under Massachusetts law, the Pasadena Funds are not required to hold annual shareholder meetings, but it will hold special meetings as required or deemed desirable, or upon request by holders of 25% of the shares. Since the Pasadena Funds do not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a special shareholder meeting must be
received by the Pasadena Funds no later than               prior to the date
proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

    The Board is not aware of any matters that will be presented for Action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS
  REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,

Roger Engemann
CHAIRMAN AND PRESIDENT

                     [FORM OF PROXY CARD]

                     1997 SPECIAL MEETING
                  PASADENA INVESTMENT TRUST

A Special Meeting of Shareholders will be held on Thursday, August 28, 1997 at 10:00 a.m. (local time) at 600 North Rosemead Boulevard, Pasadena, California at which shareholders will be asked to consider and approve several proposals relating to the proposed acquisition of Pasadena Capital Corporation, the parent company of Roger Engemann Management Company, Inc. (the "Manager") by Phoenix Duff and Phelps Corporation. At this meeting, you will be asked to vote on proposals to make certain changes to how your Fund is managed.

THE BOARD OF YOUR FUND HAS UNANIMOUSLY DETERMINED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS. IT IS ANTICIPATED THAT THE ACQUISITION WOULD LEAD TO THE FOLLOWING
BENEFITS:

      / / Lower operating costs
      / / Access to a wider range of investment products
      / / Continued management of your Fund and investment portfolio by Mr. Roger Engemann and other key members of the Roger Engemann organization.

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

       Please fold at perforation before detaching
-------------------------------------------------------------------------------

[NAME OF FUND]

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 28, 1997

The undersigned hereby appoints Roger Engemann and Malcolm Axon as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of the Pasadena Growth Fund (the "Series") of Pasadena Investment Trust (the "Pasadena Funds") held of record by the undersigned on June 16, 1997 or any adjournment thereof.

1. To approve new investment management agreements to take affect upon the acquisition of Roger Engemann Management Company, Inc. by Phoenix Duff & Phelps Corporation.

2. To elect Barry E McKinley to continue to serve as a Trustee to the Board of Trustees.

3. To ratify the selection of Price Waterhouse LLP, independent accountants, to audit financial statements of the Funds.

4. To transact such other business as may properly come before the Meeting.

-------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Trustees recommendations. Please sign, date and return this card.
-------------------------------------------------------------------------------

The Board of Trustees recommends a vote FOR the nominee and the proposals.
                                                                           Please mark your votes as in this example.  /X/

1.  To approve new investment management agreements to take affect               FOR    AGAINST       ABSTAIN
    upon the acquisition of Roger Engemann Management Company, Inc.
    by Phoenix Duff & Phelps Corporation.                                        / /      / /           / /

2.  To elect Barry E McKinley to continue to serve as a Trustee to the
    Board of Trustees.                                                           / /      / /           / /

3.  To ratify the selection of Price Waterhouse LLP, independent
    accountants, to audit financial statements of the Funds.                     / /      / /           / /

4.  To transact such other business as may properly come before the
    Meeting or any adjournment thereof.                                          / /      / /           / /

-------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3. BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF
NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO TAKE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT
INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD
AT ONCE IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------



___________________________________             _______________________________
Signature                   Date                Signature                Date

-------------------------------------------------------------------------------
NOTE: PLEASE SIGN NAME OR NAMES AS PRINTED ON PROXY TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE.
-------------------------------------------------------------------------------

                                   EXHIBIT A
                  FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

                        INVESTMENT MANAGEMENT AGREEMENT

    THIS INVESTMENT MANAGEMENT AGREEMENT made as of the  day of      , 1997 by
and between PASADENA INVESTMENT TRUST, a Massachusetts business trust (the "Trust"), and ROGER ENGEMANN & ASSOCIATES, INC., a California corporation (the "Manager"), with respect to each Series or Fund of the Trust set forth in Appendix A hereto, as may be amended from time to time (the "Funds").

                                  WITNESSETH:

    WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

    WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and is engaged in the business of supplying investment advice and investment management services, as an independent contractor; and

    WHEREAS, the Trust desires to retain the Manager to render investment advice and investment management services to the Funds pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services;

    NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

     1. APPOINTMENT OF MANAGER. The Trust hereby employs the Manager, and the Manager hereby accepts such employment, to render investment advice and investment management services with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust's Board of Trustees.

     2.  DUTIES OF MANAGER.

    (a) The Manager shall, except as otherwise provided for herein, render or make available all services needed for the investment management of the Funds, and shall, as part of its duties hereunder, (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund's assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust's Board of Trustees may request; (iii) in general supervise and manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) prepare and coordinate reports and other materials with respect to the Funds to be supplied to the Board of Trustees of the Trust, including, without limitation, such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request; (v) provide personnel, office space, facilities and equipment as may be needed by the Funds in their day-to-day operations; and (vi) provide persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain Trustees, may be trustees, directors, officers, or employees of the Manager or its affiliates).

    (b) The Manager shall place orders for the purchase or sale of securities either directly with the issuer or with a broker or dealer selected by the Manager. In placing each Fund's securities trades, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution, so that each Fund's total cost or proceeds in each transaction will be the most favorable under prevailing market conditions. Within the framework of this policy, the Manager may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party.

    It is understood that it is desirable for the Funds that the Manager have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether such Fund benefits, directly or indirectly, from such practice. It is understood by both parties that the Manager may select broker-dealers for the execution of any Fund's portfolio transactions who provide research and analysis as the Manager may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Manager in connection with its services to other clients.

    On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Funds as well as of other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients. In the event transactions on the Funds are not aggregated with contemporaneous transactions involving the same security, the Manager will vary the order in which the transactions are handled to ensure fair treatment over time for all clients, including the Funds.

     3. BEST EFFORTS AND JUDGMENT. The Manager shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

     4. INDEPENDENT CONTRACTOR. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Manager to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     5. MANAGER'S PERSONNEL. The Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager may desire and request.

     6. REPORTS BY THE FUNDS TO MANAGER. Each Fund will from time to time furnish to the Manager detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to each Fund's investments as may be in its possession or available to it, together with such other information as the Manager may reasonably request.

     7.  EXPENSES.

    (a) The Manager is responsible for the following expenses incurred by or allocated to each Fund: (i) the compensation of the Trust's employees, officers and trustees (other than those trustees who are not interested persons of the Manager); and (ii) the expenses of obtaining office space and equipment.

    (b) Each Fund is responsible for and has assumed the obligation for payment of all of its operating expenses, other than those set forth in Subparagraph 7(a) above, including but not limited to: (i) brokerage and commission expenses,
(ii) federal, state, or local taxes, including issue and transfer taxes, incurred by or levied on each Fund, (iii) interest charges on any borrowings,
(iv) charges and expenses of each Fund's custodian and transfer agent, (v) payment of all investment advisory and management fees (including the fees payable to the Manager under this Agreement), (vi) insurance premiums on each Fund's property and personnel, including the fidelity bond and liability insurance for officers and Trustees, (vii) printing and mailing of all reports, including semi-annual and annual reports, prospectuses, and statements of additional information to existing shareholders, (viii) fees and expenses of registering each Fund's shares under the federal securities laws and of qualifying its shares under applicable state securities (Blue Sky) laws subsequent to each Fund's initial fiscal period, including expenses attendant upon renewing and increasing such registrations and qualifications, (ix) legal fees and expenses, (x) auditing expenses, including auditing fees of independent public accountants, (xi) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials, except for meetings called solely for the Manager's benefit, (xii) payments due under the Administration Agreement between the Trust and the Administrator, (xiii) dues and other costs of membership in industry associations, subject to the approval of any such membership by the Board of Trustees, (xiv) service fees to be paid to service providers pursuant to Services Agreements between the Trust and such service providers, (xv) compensation of trustees who are not interested persons of the Manager and (xvi) any extraordinary and non-recurring expenses, except as otherwise prescribed herein. Certain Fund expenses may be assumed by the Administrator under an Administration Agreement.

    (c) To the extent the Manager incurs any costs or performs any services which are an obligation of any Fund, as set forth herein, such Fund shall promptly reimburse the Manager for such costs and expenses, except to the extent the Administrator has agreed to bear such expenses as provided in the Administration Agreement between the Trust and the Administrator. To the extent the services for which any Fund is otherwise obligated to pay are performed by the Manager, the Manager shall be entitled to recover from such Fund only to the extent of the Manager's actual costs for such services, including the cost of personnel, office space, and other facilities applicable to the furnishing of such services.

     8.  INVESTMENT ADVISORY AND MANAGEMENT FEE.

    (a) Each of the Funds shall pay to the Manager, and the Manager agrees to accept, as full compensation for all investment management and advisory services furnished or provided to the Funds pursuant to this Agreement, a management fee in an amount equal to the per annum rate of each Fund's average daily net assets as set forth in Appendix B below.

    (b) The management fee shall be accrued daily by the Funds and paid to the Manager upon request.

    (c) If this Agreement is terminated the Manager shall be entitled to its fee through the date of termination, and such fee shall be payable within ten (10) days after the date of termination.

    (d) The Manager may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of each Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Manager hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

    (e) The Manager may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of any Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Manager hereunder.

    (f) Notwithstanding anything to the contrary contained herein, no fee shall be payable to the Manager under this Agreement with respect to any assets of any Fund that are invested in a pooled investment fund upon which a separate management or advisory fee payable to the Manager is imposed.

     9. FUND SHARE ACTIVITIES OF MANAGER'S OFFICERS AND EMPLOYEES. The Manager agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers and partners or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

    10.  CONFLICTS WITH TRUST'S GOVERNING DOCUMENTS AND APPLICABLE
LAWS. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust's Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and the Funds.

    11.  MANAGER'S LIABILITIES.

    (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Funds or to any shareholder of any Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

    (b) Notwithstanding the foregoing, the Manager agrees to reimburse each Fund for any and all costs, expenses, and counsel and trustees' fees reasonably incurred by the Trust or on behalf of any Fund in the preparation, printing and distribution of proxy statements, amendments to its Registration Statement, holding of meetings of its shareholders or trustees, conducting of factual investigations, any legal or administrative proceedings (including any applications for exemptions or determinations by the Securities and Exchange Commission) which such Fund incurs as the result of action or inaction of the Manager or any of its officers and directors where the action or inaction necessitating such expenditures (i) is directly or indirectly related to any transactions or proposed transaction in the interests or control of the Manager or its affiliates (or litigation related to any pending or proposed future transaction in such interests or control); or (ii) is within the sole control of the Manager or any of its affiliates or any of their officers, directors, employees, or agents. So long as this Agreement is in effect, the Manager shall pay to each Fund the amount due for expenses subject to this Subparagraph 11(b) within thirty (30) days after a bill or statement has been received from the Fund therefor. This provision shall not be deemed to be a waiver of any claim which the Trust or the Funds may have or may assert against the Manager or others for costs, expenses, or damages heretofore incurred by the Funds or for costs, expenses, or damages the Funds may hereafter incur which are not reimbursable to it hereunder.

    (c) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or director or officer of the Manager, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

    12. NON-EXCLUSIVITY. The Trust's employment of the Manager is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. In the event that a Fund elects to terminate or not continue this Agreement with the Manager, then the Manager shall have no duty and be under no obligation to continue providing such Fund the services provided for herein; however, this Agreement shall remain in effect with respect to each Fund that has not specifically elected to terminate or not continue the Agreement.

    13.  TERM.  This Agreement shall become effective as of the date of
execution and shall remain in effect until      , 1999 unless sooner terminated
as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Funds at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Funds and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

    14. TERMINATION. This Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days' written notice to the Manager, and by the Manager upon sixty (60) days' written notice to a Fund.

    15. TERMINATION BY ASSIGNMENT. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

    16. TRANSFER; ASSIGNMENT. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of each Fund.

    17. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

    18. DEFINITIONS. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the 1940 Act.

    19. NOTICE OF DECLARATION OF TRUST. The Manager acknowledges that it has received notice of and accepts the limitations of the Trust's liability set forth in Article VIII of its Agreement and Declaration of Trust. The Manager agrees that the Trust's obligations under this Agreement shall be limited to the Funds and to their assets, and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Fund.

    20. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

    21. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California as applicable to contracts between California residents entered into and to be performed entirely within California.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          PASADENA INVESTMENT TRUST

                                By:  ------------------------------------------
                                     Roger Engemann,
                                     PRESIDENT

                                          ROGER ENGEMANN & ASSOCIATES, INC.

                                By:  ------------------------------------------
                                     Roger Engemann,
                                     PRESIDENT

                                   APPENDIX A

    List of Funds subject to Investment Management Agreement:

    1.  The Pasadena Growth Fund

    2.  The Pasadena Balanced Return Fund

    3.  The Pasadena Nifty Fifty Fund

    4.  The Pasadena Global Growth Fund

    5.  The Pasadena Small & Mid-Cap Growth Fund

    6.  The Pasadena Value 25 Fund

                                   APPENDIX B
                          MANAGEMENT FEE FOR EACH FUND